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                                 EXHIBIT 23.2



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 24, 1997 included in Pinnacle Bank's Annual Report on Form 10-KSB and to all references to our Firm in this Registration Statement.




                                           /s/ Arthur Andersen LLP
                                           --------------------------------
                                           Arthur Andersen LLP



Birmingham, Alabama
September  10, 1997